UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Section 240.14a-12


                          AB Fixed-Income Shares, Inc.
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                (Name of Registrant as Specified In Its Charter)


                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      4)    Date Filed:

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


[A/B]
LOGO

                          AB FIXED-INCOME SHARES, INC.
                         --AB Government STIF Portfolio

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 324-5060


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 2016

To the Stockholders of AB Government STIF Portfolio:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of AB Government STIF Portfolio (the "Fund"), a series of AB Fixed-Income Shares, Inc., an open-end management investment company organized as a Maryland corporation (the "Company"), is to be held at 10:00 a.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on May 6, 2016.

      At the Meeting, you will be asked to consider and vote on a proposal to approve an amended and restated investment advisory agreement of the Fund, which includes an annualized management fee of 0.20% of the Fund's average net assets. Shareholders will also be asked to transact any other business as may properly come before the Meeting.

      Record owners of shares of the Fund as of the close of business on March 9, 2016, are entitled to vote at the Meeting or any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may authorize a proxy to vote your shares by completing, signing and returning the enclosed proxy card, or by following the instructions on the proxy card to authorize a proxy to vote your shares by telephone.

      Your vote is important. If you have any questions, please contact us toll-free at (800) 324-5060 for additional information.

  By order of the Board of Directors

  Sincerely,

  Emilie Wrapp
  Secretary
  March 22, 2016


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IMPORTANT -- We urge you to sign, date and return the enclosed proxy card.
You also may vote by telephone, by using the toll-free number on your proxy card. Your prompt vote may save AB Fixed-Income Shares, Inc. the necessity of further solicitations to ensure a quorum at the Meeting. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                          AB FIXED-INCOME SHARES, INC.
                         --AB Government STIF Portfolio

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 324-5060
                                    _______

                        SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 6, 2016
                                    _______

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board" or "Directors") of AB Fixed-Income Shares, Inc. (the "Company"), a Maryland corporation, to be voted on a proposal affecting the AB Government STIF Portfolio (the "Fund"), a series of the Company, at a Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105, on May 6, 2016 at 10:00 a.m., Eastern Time.

      The Fund is sending you this Proxy Statement to ask you to consider and vote on a proposal to approve an amended and restated investment advisory agreement between the Fund and AllianceBernstein L.P. (the "Adviser"), which includes an annualized management fee of 0.20% of the Fund's average net assets (the "Amended Agreement"). The Notice of Meeting, Proxy Statement and Proxy Card are being distributed to stockholders of the Fund on or about March 22, 2016.

      Any stockholder who owned shares of the Fund at the close of business on March 9, 2016 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote. If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked by the stockholder. Executed proxies that are unmarked will be voted FOR the proposal.

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THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PROPOSAL: APPROVAL OF AMENDED AGREEMENT........................................1

         The Adviser...........................................................1

         Description of the Amended Agreement..................................2

         Comparative Fee and Expense Information...............................3

         Other Money Market Funds Managed by the Adviser.......................5

         Board Consideration of the Amended Agreement..........................5

VOTING INFORMATION............................................................10

ADDITIONAL INFORMATION........................................................11

         Other Service Agreements.............................................11

         Officers of the Company..............................................11

         Brokerage and Research Services......................................13

INFORMATION REGARDING THE FUND................................................14

         Shares Outstanding...................................................14

         Ownership of Shares..................................................14

         Stockholder Proposals................................................15

         Reports to Stockholders..............................................15

Appendix A: FORM OF AMENDED AGREEMENT........................................A-1

                    PROPOSAL: APPROVAL OF AMENDED AGREEMENT

      At the Meeting, stockholders will be asked to approve the Amended Agreement between the Fund and the Adviser. A general description of the Amended Agreement is included below. The description is qualified entirely by reference to the form of Amended Agreement included as Appendix A to this Proxy Statement. Such form is marked to show all changes from the current investment advisory agreement of the Fund (the "Current Agreement"). Additional information about the Adviser is set forth below in the section entitled "The Adviser".

      At a meeting of the Board of Directors held on March 9, 2016, the Adviser explained its reasons for recommending changes to the Current Agreement. The Adviser explained that the Fund is made available currently only to institutional clients of the Adviser and its advisory affiliates, including other mutual funds advised by the Adviser or its advisory affiliates. In light of the recent regulatory changes applicable to money market funds and corresponding changes to the money market funds offered through the AB fund complex, the Adviser was recommending that the Fund be made available for purchase by investors who are not advisory clients of the Adviser or its affiliates. The Adviser believes the Fund will be a competitive investment for external investors.

      The Amended Agreement is identical in all material respects to the Current Agreement, except that the Amended Agreement reflects (i) the imposition of a management fee payable to the Adviser thereunder of 0.20% of the Fund's average daily net assets, (ii) a change in the name of the Fund from "Government STIF Portfolio" to "Government Money Market Portfolio", (iii) the creation of Class AB, Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z and Class 1 shares of the Fund, and (iv) changes to update certain provisions of the Agreement.

      The Board of the Fund approved the Amended Agreement at an in-person meeting held on March 9, 2016. The factors that the Board considered in approving the Amended Agreement are set forth below under "Board Consideration of the Amended Agreement." Stockholder Approval of the Amended Agreement must also be obtained, and the Board has authorized seeking such approval.

The Adviser

      The Adviser is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

      The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2015 totaling approximately $468 billion (of which approximately $93 billion represented assets of registered investment companies). As of December 31, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds across 25 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 32 registered investment companies managed by the Adviser, comprising approximately 132 separate investment portfolios, had as of December 31, 2015 approximately 2.7 million stockholder accounts.

      As of December 31, 2015, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                             AXA and its subsidiaries           62.3%
                             AllianceBernstein Holding L.P.     36.4
                             Unaffiliated holders                1.3
                                                               --------
                                                               100.0%
                                                               ========

      AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. is a Delaware limited partnership ("Holding") the units of which ("Holding Units") are traded publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". As of December 31, 2015, AXA also owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.8% economic interest in the Adviser as of December 31, 2015.

Description of the Amended Agreement

      Under both the Current Agreement and the Amended Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments, and provides persons satisfactory to the Board to serve as the Fund's officers. Such officers or employees may be employees of the Adviser or its affiliates, and are paid for by the Fund under both the Current Agreement and the Amended Agreement. The Adviser is responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Fund (other than the portion of the promotional expenses to be borne by the Fund in accordance with its Rule 12b-1 Plan, the costs of printing prospectuses and other reports to stockholders, and fees related to registration with the SEC and with state regulatory authorities).

      Under the Current Agreement, the Adviser receives no management fee from the Fund. The Fund has historically been made available as an investment option to institutional clients of the Adviser and its advisory affiliates, including other mutual funds advised by the Adviser or its advisory affiliates for the short-term investment of uninvested cash. The Adviser has been compensated by its institutional clients for its services to them, including making the Fund available for their short-term investment of cash.

      Under the Amended Agreement and in connection with making the Fund available to external investors, the Fund will contractually agree to pay a monthly management fee to the Adviser at an annualized rate of 0.20% of the Fund's average net assets.

      The Fund, under the Current Agreement and the Amended Agreement, assumes the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. Each of the Current Agreement and the Amended Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Portfolio. These reimbursable costs currently include the costs of the Adviser's personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Fund on a fully-costed basis and will include each personnel's total compensation and a factor reflecting the Adviser's total cost relating to that personnel, including all related overhead expenses. The reimbursement of these costs to the Adviser is specifically approved by the Board on a quarterly basis. During the Portfolio's fiscal year ended April 30, 2015, the Fund paid to the Adviser a total of $49,261 with respect to such services.

      The Amended Agreement will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, and in either case, by a majority of the Directors who are not parties to the Amended Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter.

      An amendment to the Amended Agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Amended Agreement may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Directors or by the Adviser and will automatically terminate in the event of assignment.

      The Amended Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Comparative Fee and Expense Information

      Under the Current Agreement, the Adviser receives no management fee from the Fund. Under the Amended Agreement, the Fund will contractually agree to pay a monthly management fee to the Adviser at an annualized rate of 0.20% of the Fund's average net assets. If the management fee under the Amended Agreement had been in effect during the fiscal year ended April 30, 2015, the Fund would have paid the Adviser $12,682,556, although a significant portion of this amount would likely have been reimbursed to the Fund by the Adviser pursuant to a voluntary fee waiver that would likely have been in effect due to competitive pressures and low interest rates in effect during 2015.

      The fee tables and Examples below are provided to assist shareholders in understanding and comparing the fees and expenses of buying and holding shares of the Fund with the Current Agreement in effect, on the one hand, or the Amended Agreement, on the other. The information is based on the Fund's expenses for the fiscal year ended April 30, 2015. The Fund is adopting a multiple-class plan. Upon the adoption of the multiple-class plan by the Fund, the original share class of the Fund will be renamed Class AB shares.

Shareholder Fees (fees paid directly from your investment)

Current Agreement                                 None
Amended Agreement                                 None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Current Agreement:


---------------------------------------------------------------------
Management Fees                                             0.00%
Other Expenses                                               .01%
                                                     ----------------
Total Annual Fund Operating Expenses                         .01%
                                                     ================
---------------------------------------------------------------------

Amended Agreement (pro forma):

                      Class  Institutional Class Class   Class   Advisor  Class   Class  Class   Class  Class
                       AB       Class       A      B       C     Class     R       K      I       Z      1
------------------------------------------------------------------------------------------------------------
Management Fees        .20%      .20%      .20%   .20%    .20%    .20%     .20%    .20%   .20%   .20%   .20%

12B-1 Fee              None      None      .25%   1.00%  1.00%    None     .50%    .25%   None   None   .10%
Other Expenses         .01%      .01%      .04%   .07%    .06%    .04%     .27%    .21%   .13%   .03%   .02%
                       --------------------------------------------------------------------------------------
Total Annual Fund
  Operating Expenses   .21%      .21%      .49%   1.27%  1.26%    .24%     .97%    .66%   .33%   .23%   .32%
                       ======================================================================================
-------------------------------------------------------------------------------------------------------------

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current Agreement:

------------------------------------------------------------------
After 1 Year                                        $    1
After 3 Years                                       $    3
After 5 Years                                       $    6
After 10 Years                                      $   13
------------------------------------------------------------------

Amended Agreement (pro forma):

                 Class  Institutional Class    Class   Class   Advisor  Class   Class  Class   Class  Class
                   AB       Class       A        B       C      Class     R       K      I       Z      1
------------------------------------------------------------------------------------------------------------
After 1 Year     $  22      $  22     $  473   $  529   $  228* $   25   $   99  $  67  $   34  $  24  $  33
After 3 Years    $  68      $  68     $  576   $  603   $  400  $   77   $  309  $ 211  $  106  $  74  $ 103
After 5 Years    $ 118      $ 118     $  688   $  697   $  692  $  135   $  536  $ 368  $  185  $ 130  $ 180
After 10 Years   $ 268      $ 268     $1,015   $1,318   $1,523  $  306   $1,190  $ 822  $  418  $ 293  $ 406
------------------------------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                               Class B           Class C
-------------------------------------------------------------------------------
After 1 Year                                 $     129        $     128
After 3 Years                                $     403        $     400
After 5 Years                                $     697        $     692
After 10 Years                               $   1,318        $   1,523
-------------------------------------------------------------------------------

Other Money Market Funds Managed by the Adviser

      The Adviser provides investment advisory services to other money market funds. The table below sets forth the investment management fee rate and net assets of money market funds managed by the Adviser with a similar investment objective to that of the Fund. The management fees of the fund listed below are not currently subject to any contractual fee waivers, but the Adviser is currently voluntarily waiving a portion of the management fees.

                                           Fee as a Percentage of           Approximate Net Assets as
Name of Fund                               Average Daily Net Assets         of January 29, 2016
--------------------------------------------------------------------------------------------------------
AB Bond Fund, Inc.
-AB Government Reserves Portfolio          0.20%                            $700 million
--------------------------------------------------------------------------------------------------------
AB Exchange Reserves                       0.25% of the first $1.25
-AB Exchange Reserves                      billion, 0.24% of the next
                                           $.25 billion, .23% of the
                                           next $.25 billion, 0.22% of
                                           the next $.25 billion, 0.21%
                                           of the next $1 billion and
                                           0.20% in excess of $3 billion    $2 billion


Board Consideration of Amended Agreement

     At the Board meeting held on March 9, 2016, the Adviser presented its recommendation that the Board consider and approve the Amended Agreement, which includes an annualized management fee of 0.20% of the average net assets. The Adviser explained that the Fund is made available currently only to institutional clients of the Adviser and its advisory affiliates, including other mutual funds advised by the Adviser or its advisory affiliates. In light of the recent regulatory changes applicable to money market funds and corresponding changes to the money market funds offered through the AB fund complex, the Adviser recommended that the Fund be made available for purchase by investors who are not advisory clients of the Adviser or its affiliates and noted that it would be appropriate for the Fund to pay an advisory fee in such circumstances.

     The Adviser stated that the proposed changes to the investment advisory agreement, including the proposed imposition of a management fee, and to the Fund generally, are intended to conform the Fund and its arrangements to those typically provided by other funds in the AB fund complex, notably a management fee and share classes that are consistent with those other similarly situated funds.

     At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the "Independent Directors") as defined in the Investment Company Act of 1940, as amended ("1940 Act"), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two year period, at an in-person meeting held on March 9, 2016. The Board, including the Independent Directors, recommended approval of the Amended Agreement by stockholders.

     At its March 9, 2016 meeting, the Board also granted approval for (i) the Fund to change its name to "AB Government Money Market Portfolio", (ii) the Company to adopt a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, and (iii) the Fund to reclassify its existing class of shares as Class AB shares and to create ten new share classes (Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z and Class 1). The changes will be effective on or about May 31, 2016.

     The Directors last approved the continuance of the Fund's Current Agreement at a meeting held on November 3-5, 2015. The stockholders of the Fund last approved the Current Agreement on May 4, 2006.

     Prior to their approval of the Amended Agreement at their March 9, 2016 meeting, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed an independent evaluation prepared by the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the proposed management fee. The Directors also discussed the proposed approval in private sessions with counsel and the Fund's Senior Officer.

     The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the Current Agreement with the exception of the imposition of a management fee under the Amended Agreement. The Directors believe the management fee will allow the Adviser to receive fees for its services that are competitive with fees paid by many other money market funds to their investment managers.

     In considering the Amended Agreement, the Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information from the Adviser.

     The Directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the Amended Agreement, including the proposed management fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors' determinations included the following:

Nature, Extent and Quality of Services Provided

     The Directors considered the scope and quality of services to be provided by the Adviser under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the Current Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made subject to approval by the Directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Amended Agreement. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund's Senior Officer. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

     In connection with their approval of the continuance of the Fund's Current Agreement at the November 2015 meeting, the Directors had reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund (which, under the Current Agreement, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund's Senior Officer. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Advisory Agreement and the Directors recognized that such information for 2016 and subsequent years would differ significantly from that reviewed previously as a result of the imposition of an advisory fee.

Fall-Out Benefits

     The Directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund's principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund's shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser's future profitability would be somewhat lower without these benefits. The Directors also understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

     In addition to the information reviewed by the Directors in connection with the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the Directors reviewed information prepared by Broadridge showing the performance of the Fund as compared with that of a group of similar funds selected by Broadridge (the "Performance Group") and as compared with that of a broader array of funds selected by Broadridge (the "Performance Universe"), and information prepared by the Adviser showing performance as compared with the Lipper Money Market Funds Average (the "Lipper Average") and the Barclays U.S. Treasury Bills Index (the "Index"), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Lipper Average and the Index) the period since inception (December 2006 inception). The Directors noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5- year periods. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Lipper Average in all periods. It outperformed the Index in the 1- and 3-year periods and the period since inception and matched it in the 5-year period. Based on their review, the Directors concluded that the Fund's relative performance was satisfactory.

     At the March 2016 meeting, the Directors reviewed performance information for the periods ended January 31, 2016. The Directors noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe in the 1-, 3- and 5- year periods. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Lipper Average in all periods. It matched the Index in the 5-year period and outperformed it in all other periods. Based on their review, the Directors concluded that the Fund's relative performance was satisfactory. They noted that the Fund's future performance would be affected by the imposition of the advisory fee in the Amended Agreement.

Management Fees and Other Expenses

     The Directors considered the proposed management fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning management fee rates paid by other funds in the same Lipper category as the Fund based on projected net assets of $8 billion ($7.0 billion and $1.0 billion, respectively for Class AB shares and Institutional Class shares). The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the Directors showed that, at the Fund's projected size of $8 billion, its proposed contractual management fee rate of 20 basis points was in line with the Lipper expense group median of 20.5 basis points.

     The Directors recognized that the Adviser's total compensation from the Fund pursuant to the Amended Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Amended Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

     The Directors also considered the Adviser's fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the Directors reviewed the relevant management fee information from the Adviser's Form ADV and the evaluation from the Fund's Senior Officer. The Directors noted that the institutional fee rate for the Fund's projected level of assets was lower than the Fund's proposed fee rate. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

     The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, as well as the difference in fee structure, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

     The Directors considered that the Fund under the Amended Agreement has the same management fee as another AB money market fund advised by the Adviser that invests in U.S. Government securities.

     The Directors also reviewed the Senior Officer's independent evaluation, in which the Senior Officer concluded that the proposed management fee is reasonable.

     The Directors also considered the actual net and projected gross expense ratios of the Class AB shares and the Institutional Class shares of the Fund compared with the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective and load type. The Fund's total expense ratios were estimated by the Adviser based on projected nets assets:
$7.0 billion and $1.0 billion, respectively for Class AB shares and Institutional Class shares.

     The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund's Broadridge category were lowered by reimbursements by those funds' investment advisers, which in some cases might be voluntary or temporary. The Directors view the actual net and projected gross expense ratio information as relevant to their evaluation of the Adviser's services because the Adviser is responsible for coordinating services provided to the Fund by others.

     The information reviewed by the Directors showed that the Fund's Class AB projected gross l expense ratio was lower than the Expense Group and the Expense Universe medians. The Fund's Institutional Class projected gross expense ratio also was lower than the Expense Group and the Expense Universe medians. The Directors concluded that the Fund's projected expense ratios were satisfactory.

Economies of Scale

     The Directors noted that the proposed management fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund's adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund's operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the Fund's assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

      The Board, including the Independent Directors, unanimously recommends that stockholders of the Fund vote FOR the Proposal.

                               VOTING INFORMATION

      All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast FOR the approval of the Amended Agreement. If no specification is made on a properly executed proxy, it will be voted for the Proposal in the manner recommended by the Board. Proxies should be returned to AllianceBernstein Investor Services, Inc., Attn: Jon Hanak, 8000 IH 10 W, 5th Floor, San Antonio, Texas 78278-6003. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

      The approval of the Proposal requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, which means (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). An abstention will be considered present for purposes of determining the existence of a quorum for the meeting, but will have the effect of a vote against the Proposal. If any proposal, other than the Proposal, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the total outstanding shares of common stock of the Fund. In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for the Proposal (as described in the Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for the Proposal will be voted against adjournment of the Meeting.

      If the Amended Agreement is not approved by the Fund's stockholders, the Adviser will continue to manage the Fund under the Current Agreement. The Board will take such action as it deems necessary and in the best interests of the Fund and its stockholders.

                             ADDITIONAL INFORMATION

Other Service Agreements

      Distributor: AllianceBernstein Investments, Inc., ("ABI") a wholly-owned broker/dealer subsidiary of AB located at 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's sole and exclusive distributor.

      Transfer Agent: AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned transfer agent subsidiary of AB located at 8000 IH 10 W, San Antonio, Texas 78230, serves as the Fund's transfer agent.

      Custodian and Accounting Agent: State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund.

Officers of the Company

      The following table lists the names of each officer of the Company. The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105. Because of their position with the Adviser, and because the Adviser will be paid a management fee pursuant to the Amended Agreement, each officer of the Company who is also an officer, employee, director, general partner or stockholder of the Adviser may be considered to have an interest in the Amended Agreement.

                    POSITION(S) HELD      PRINCIPAL OCCUPATION
NAME AND AGE        WITH COMPANY          DURING PAST 5 YEARS
------------        ----------------      --------------------------------------
Robert M. Keith,    President and Chief   Senior Vice President of the Adviser*
55                  Officer Executive     and the head of ABI* since July
                                          2008; Director of ABI and President of
                                          the AB Mutual Funds. Previously, he
                                          served as Executive Managing Director
                                          of ABI from December 2006 to June
                                          2008. Prior to joining ABI in 2006,
                                          Executive Managing Director of
                                          Bernstein Global Wealth Management,
                                          and prior thereto, Senior Managing
                                          Director and Global Head of Client
                                          Service and Sales of the Adviser's
                                          institutional investment management
                                          business since 2004. Prior thereto, he
                                          was Managing Director and Head of
                                          North American Client Service and
                                          Sales in the Adviser's institutional
                                          investment management business with
                                          which he has been associated since
                                          prior to 2004.

Philip L. Kirstein, Senior Vice           Senior Vice President and Independent
70                  President and         Compliance Officer of the AB Funds,
                    Independent           with which he has been associated
                    Compliance Officer    since 2004. Prior thereto, he was Of
                                          Counsel to Kirkpatrick & Lockhart,
                                          LLP from October 2003 to October
                                          2004, and General Counsel of Merrill
                                          Lynch Investment Managers, L.P. prior
                                          to March 2003.

Raymond J. Papera,  Senior Vice           Senior Vice President of the
60                  President             Adviser,* with which he has been
                                          associated since prior to 2011.

Maria R. Cona,      Vice President        Vice President of the Adviser,* with
61                                        which she has been associated since
                                          prior to 2011.

Edward J.           Vice President        Vice President of the Adviser,* with
Dombrowski, 38                            which he has been associated since
                                          prior to 2011.

Lucas Krupa,        Vice President        Assistant Vice President of the
28                                        Adviser,* with which he has been
                                          associated since prior to 2011 and
                                          Money Markets Associate on the Fixed
                                          Income Cash Management team, with
                                          which he has been associated since
                                          June 2010. Prior thereto, he was
                                          associated with Omnicom Capital, Inc.
                                          since prior to 2011.

Emilie D. Wrapp,    Secretary             Senior Vice President, Assistant
60                                        General Counsel and Assistant
                                          Secretary of ABI,* with which she has
                                          been associated since prior to 2011.

Joseph J. Mantineo, Treasurer and Chief   Senior Vice President of ABIS,* with
56                  Financial Officer     which he has been associated since
                                          prior to 2011.

Phyllis J. Clarke,  Controller            Vice President of ABIS,* with which
54                                        she has been associated since prior to
                                          2011.

Vincent S. Noto,    Chief Compliance      Senior Vice President since 2015 and
51                  Officer               Mutual Fund Chief Compliance Officer
                                          of the Adviser* since 2014. Prior
                                          thereto, he was Vice President and
                                          Director of Mutual Fund Compliance of
                                          the Adviser* since prior to 2011.

* The Adviser and ABI are affiliates of the Fund.

Brokerage and Research Services

      The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Amended Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended April 30, 2015, 2014, and 2013, the Portfolio incurred no brokerage commissions.

                         INFORMATION REGARDING THE FUND

Shares Outstanding

      At the close of business on the Record Date, there were [______________] total shares of the Fund outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Ownership of Shares

      The table below sets forth information concerning persons who owned of record of beneficially more than 5% of the Fund on the Record Date.

                                                                 % of Original
Name and Address                      No. of Shares               Share Class
----------------                      -------------              -------------
AB Select US Equity Long/Short
Holdings
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                      [__]                      [__]%

ACM Global High Yield Fund
AllianceBernstein Investor Services
2-4 Rue Eugene
Luxembourg, L-2453                      [__]                      [__]%

Brown Brothers Harriman & Co
C/F AllianceBernstein Funds
Money Market Subscription
Redemption
525 Washington Blvd.
Jersey City, NJ 07310-1692              [__]                      [__]%

Sanford C. Bernstein Fund, Inc.
Overlay A Portfolio
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                      [__]                      [__]%

Sanford C. Bernstein Fund, Inc.
Tax-Aware Overlay A Portfolio
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                      [__]                      [__]%

Sun America Volatility Overlay
Management
1345 Avenue of Americas
New York, NY 10105                      [__]                      [__]%

      The Directors and officers of the Company and members of their families as a group beneficially owned less than 1% of the shares of beneficial interest of the Fund as of [___________], 2016.

Stockholder Proposals

      The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for the Fund's next meeting of shareholders (whenever such meeting shall be held) should send the proposal to the Fund so as to be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Reports to Stockholders

    The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                          By Order of the Board of Directors,

                                          Emilie D. Wrapp
                                          Secretary

March 22, 2016
New York, New York

                                                                      Appendix A

                           Form of Amended Agreement

                    AMENDED AND RESTATED ADVISORY AGREEMENT

                          AB FIXED-INCOME SHARES, INC.

                          1345 Avenue of the Americas

                            New York, New York 10105

                                                               [_________], 2016

ALLIANCEBERNSTEIN L.P.
1345 Avenue of the Americas
New York, New York 10105


Dear Sirs:

      AB Fixed-Income Shares, Inc. (the "Fund"), on behalf of each of its series listed on Schedule I hereto (each, a "Portfolio"), herewith confirms our agreement with you (the "Agreement") as follows:

      1. We are an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). Our Directors are authorized to reclassify and issue any unissued shares into any number of classes or series each having its own investment objective, policies and restrictions, all as more fully described in the Prospectus and the Statement of Additional Information constituting parts of our Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Act (the "Registration Statement"). We are engaged in the business of investing and reinvesting the assets of each Portfolio in securities (the "portfolio assets") of the type and in accordance with the limitations specified in our Articles of Incorporation ("Articles of Incorporation"), Bylaws and Registration Statement, and any representations made in our Prospectus and Statement of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

      2. (a) We hereby employ you to manage the investment and reinvestment of portfolio assets in each of our Portfolios as above specified and, without limiting the generality of the foregoing, to provide the management and other services specified below.

      (b) You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales and other transactions in each of our Portfolios, you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      (c) You will report to our Directors at each meeting thereof all changes in the portfolio assets since the prior report and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making purchases and sales of portfolio assets, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement, the limitations in the Act and of the Internal Revenue Code, as amended, in respect of regulated investment companies and the investment objectives, policies and practices, including restrictions, applicable to each of our Portfolios.

      (d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement and at our request, you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time reasonably request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us, provided that all time devoted to the investment or reinvestment of the portfolio assets shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to current shareholders and fees related to registration with the Commission and with state regulatory authorities).

      3. We hereby confirm that we shall be responsible and hereby assume the obligation for payment of all of our other expenses, including: (a) payment of the fees payable to you under paragraph (5); (b) custody, transfer and dividend disbursing expenses; (c) fees of directors who are not your affiliated persons;
(d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) costs of printing our prospectuses and shareholder reports for current shareholders; (g) the cost of personnel providing services to us, as provided in subparagraph (d) of paragraph 2 above; (h) cost of maintenance of our corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act, provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures set forth in such plan.

      4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

      5. In consideration of the foregoing, we will pay you monthly on the last day of each month with respect to our Government Money Market Portfolio a fee of 1/12 of .20 of 1.00% of the Portfolio's average net assets; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that, upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination.

      6. This Agreement shall become effective on the date hereof and shall remain in effect until [__________], 2018 and continue in effect thereafter with respect to a Portfolio only so long as its continuance with respect to that Portfolio is specifically approved at least annually by our Directors or by a vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Directors who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Directors), and provided further, however, that if the continuation of this Agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio, or by a vote of our Directors on 60 days' written notice to you, or by you with respect to any Portfolio on 60 days' written notice to us.

      7. This Agreement shall not be amended as to any Portfolio unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Directors who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Directors), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio. Shareholders of a Portfolio not affected by any such amendment shall have no right to participate in any such vote.

      8. As to any particular Portfolio, this Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and, as to such Portfolio, this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

      9. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

      (b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

      10. If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms "Alliance", "Bernstein" or "AB". You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance", "Bernstein" or AB or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

      11. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

      12. This Agreement embodies that entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. For the avoidance of doubt, this Agreement does not, and is not intended to, confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors.

                           [SIGNATURES ON NEXT PAGE]

      If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                           Very truly yours,

                                           AB FIXED-INCOME SHARES, INC.

                                           By: ______________________________

                                           Name:

                                           Title:



Agreed to and accepted
as of the date first set forth above.



ALLIANCEBERNSTEIN L.P.

By: ___________________________

Name:

Title:

                                                                      SCHEDULE I



                                   Portfolios

Government Money Market Portfolio

                          AB FIXED-INCOME SHARES, INC.
                          AB Government STIF Portfolio

                                 FORM OF PROXY

This proxy is solicited by the Board of Directors of AB Fixed-Income Shares, Inc. (the "Fund") for use at a Special Meeting of Stockholders ("Meeting") of the AB Government STIF Portfolio, a series of the Fund (the "Portfolio"), to be held on May 6, 2016.

The undersigned hereby appoints Nancy Hay and Carol Rappa, and each of them, as proxies of the undersigned, with the power of substitution and resubstitution, to attend, and to vote all shares of the Portfolio, at the above-referenced Meeting and any adjournment(s) or postponement(s) thereof, and to vote all shares of the Portfolio that the undersigned may be entitled to vote with respect to the proposal to approve an Amended and Restated Investment Advisory Agreement between the Fund, on behalf of the Portfolio, and AllianceBernstein L.P. ("AllianceBernstein"), with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of the Fund and the Proxy Statement dated March 22, 2016.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                 THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

This proxy will be voted as specified below with respect to the action to be taken on the proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal. Please refer to the Proxy Statement for a discussion of the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PROPOSAL                                         FOR       AGAINST     ABSTAIN

To approve the Amended and Restated              [_]         [_]         [_]
   Investment Advisory Agreement
   between the Fund, on behalf of the
   Portfolio, and AllianceBernstein L.P.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Account Name:
              ----------------------------

Account Number:
                --------------------------

Dated:
         ---------------------------------



-----------------------------------        -----------------------------------
Signature                                  Signature


VOTE BY MAIL
Date, sign and return promptly by mail to AllianceBernstein Investor Services, Inc., Attn: Jon Hanak, 8000 IH 10 W, 5th Floor, San Antonio, Texas 78278-6003.

VOTE BY PHONE
Call: 800-324-5060.

VOTE IN PERSON
Attend the Meeting: AllianceBernstein L.P., 1345 Avenue of the Americas,
                    New York, New York l0105 on May 6, 2016.